Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

This AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT (this “Amendment”), dated as of September 27, 2022, is entered into by and among National Fuel Gas Company (the “Company”), the “Lenders” listed on the signature pages hereto and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), in respect of the Credit Agreement described below.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are party to that certain 364-Day Credit Agreement, dated as of June 30, 2022 (as the same may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement to provide for the extension of the Availability Period on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1    Amendment to the Credit Agreement.

(a) Effective as of the date first set forth above and subject to the conditions precedent set forth in Section 1.3 below, the parties hereto agree that the definition of “Availability Period” in Section
1.01of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Availability Period” means the period from and including the Effective Date to but excluding the earliest of (a) October 28, 2022, (b) the date of the third (and final) funding of Loans (immediately after giving effect to such funding), and (c) the date of termination of the Commitments in accordance with the terms of this Agreement.

Section 1.2    Representations and Warranties. The Company represents and warrants to the Administrative Agent and each Lender that:

(a)the representations and warranties of the Company set forth in the Credit Agreement (including, without limitation, the representations and warranties set forth in Section 3.03 and the last two sentences of Section 3.02) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date;

(b)at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default shall have occurred and be continuing;

(c)(i) the Company has all necessary corporate power, authority and legal right to execute and deliver this Amendment, and to perform its obligations under this Amendment and the Credit Agreement; (ii) the execution and delivery by the Company of this Amendment, and the performance by the Company of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and (iii) this Amendment has been duly and validly executed and delivered by the Company and each of this Amendment and the Credit Agreement constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)none of the execution and delivery by the Company of this Amendment and the performance by the Company of this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby (a) will conflict with or result in a breach of, or require any consent under (i) the articles of incorporation or by-laws of the Company, or (ii) any applicable law or regulation, or, to the best knowledge of the Company, any order, writ, injunction or decree of any court or governmental or regulatory authority, agency, instrumentality or political subdivision thereof, or any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them or any of their property is subject, or constitute a default under any such agreement or instrument, which conflict, breach or consent requirement referred to in this clause (ii), including any failure to obtain any such consent, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 1.3 Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following (the date upon which all of such conditions shall be satisfied, the “Effective Date”):

(a)either (i) a counterpart of this Amendment signed on behalf of each party hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and
(b)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 1.4    Continuing Effectiveness; Reference to and Effect on the Credit Agreement; Amendment to Loan Documents; Etc.

(a)Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

(b)Except as specifically amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. This Amendment is not intended to and does not constitute a novation of the Company’s obligations under the Loan Documents. The Company (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby

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shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party and (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment shall constitute a Loan Document.

Section 1.5 CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 1.6 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors and assigns.

Section 1.7 Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 1.3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 1.8 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

NATIONAL FUEL GAS COMPANY

By:	/s/ K. M. Camiolo
Name:	K.M. Camiolo
Title:	Treasurer and Principal Financial Officer

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matt Smith
Name:	Matt Smith
Title:	Senior Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Molly Callas
Name:	Molly Callas
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luke S. Fernie
Name:	Luke S. Fernie
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement (National Fuel Gas Company)